Filed Pursuant
                                                                to Rule 497(e)
                                                                File Nos.
                                                                2-28049
                                                                811-01586

                            THE KAUFMANN FUND, INC.
                       140 East 45th Street, 43rd Floor
                           New York, New York 10017
                             Tel:  (212) 922-0123
                             Fax:  (212) 661-2266

                        Supplement dated March 23, 1998
                        to Prospectus dated May 1, 1997

     In response to reports in the press over the last several days speculating on the future ownership of Edgemont Asset Management Corporation ("Edgemont"), the Fund's investment advisor, today Lawrence Auriana and Hans
P. Utsch, co-founders of Edgemont and portfolio co-managers of the Fund, denied in a press release news reports that they were planning to retire.

     Mr. Auriana stated in the press release: "We are as committed as ever to the long-term success of the Fund, and have absolutely no intentions of retiring in the foreseeable future. We can confirm the reports that we have been in discussions to sell or merge our management company. Any such transaction, however, would only take place with a firm which would preserve our unique investment style and culture and be able to contribute additional resources to better serve Kaufmann shareholders. Hans and I plan to manage the Kaufmann Fund for at least the next five years."

     In a supplemental letter sent to shareholders of the Fund, dated March 23, 1998, Messrs. Auriana and Utsch stated further: "Over the past few years we have been approached by a number of parties expressing interest in acquiring strategic ownership of Edgemont. We recently began to engage in discussions with a small number of these parties. The decision to explore such a transaction was not prompted by thoughts of either of us retiring. In fact, the opposite is true. We both plan to remain with Edgemont and manage the continued growth of the Kaufmann Fund for at least the next five years.

     We currently anticipate that such discussions will continue, although there can be no assurance that a transaction will take place. Any such transaction would take place only with a firm expected to preserve our management style and keep our investment staff and other key personnel in place. In other words, any such firm would not want to disturb the Fund's success; it would want to see the Fund grow. In fact, our discussions are limited to firms who would enhance our marketing and support activities and allow us to remain focused on investing while delivering improved services to shareholders."

     Any such transaction would be subject to the approval of both the disinterested directors and the shareholders of the Fund of a new investment advisory agreement to be in effect following such transaction, and in connection with any such approval, the disinterested directors and shareholders would be provided with detailed information regarding the transaction.